UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022 (May 4, 2022)

Black Knight, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37394	81-5265638
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices) (Zip Code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	BKI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On May 4, 2022, Black Knight, Inc., a Delaware corporation (“BKI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into BKI (the “Merger”), with BKI surviving as a wholly owned subsidiary of ICE.

Merger Consideration

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.0001 per share, of BKI (“BKI Common Stock”) (except for shares held by BKI as treasury stock, by any of BKI’s subsidiaries (other than with respect to the BKI ESPP (as defined below)), by ICE or any of ICE’s subsidiaries (including Sub), or by any holder who has properly exercised and perfected such holder’s demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware and not effectively withdrawn or lost such holder’s rights to appraisal (collectively, “Excluded Shares”), which in each case will be treated as described in the Merger Agreement), will be converted into, at the election of the holder thereof, the right to receive the following consideration (the “Merger Consideration”):

(i)

an amount in cash equal to the sum, rounded to the nearest one tenth of a cent, of (x) $68.00 plus (y) the product, rounded to the nearest one tenth of a cent, of 0.1440 multiplied by the average of the volume weighted averages of the trading prices of ICE Common Stock (as defined below) on the New York Stock Exchange on each of the ten consecutive trading days ending on (and including) the trading day that is three trading days prior to the date on which the Effective Time occurs (the “Average ICE Stock Price”) (such amount, the “Per Share Cash Consideration”);

(ii)

a number of validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of ICE (the “ICE Common Stock”) as is equal to the quotient, rounded to the nearest one ten thousandth, of (x) the Per Share Cash Consideration divided by (y) the Average ICE Stock Price (the “Exchange Ratio”) (such number of shares, the “Per Share Stock Consideration”); or

(iii)	if no election is made by such holder, such Per Share Stock Consideration or Per Share Cash Consideration as is determined in accordance with the proration mechanism described below.

The election right for the holders of shares of BKI Common Stock will be subject to proration in accordance with the terms of the Merger Agreement such that (a) the total number of shares of BKI Common Stock to be converted into the right to receive the Per Share Cash Consideration will be equal to the quotient, rounded down to the nearest whole share, of $10,505,000,000 (the “Cash Consideration”) divided by the Per Share Cash Consideration and (b) all shares of BKI Common Stock not receiving the Per Share Cash Consideration (other than Excluded Shares) will be converted into the right to receive the Per Share Stock Consideration. No fractional shares of ICE Common Stock will be issued in the Merger, and holders of BKI Common Stock will receive cash in lieu of any fractional shares of ICE Common Stock to which they otherwise would have been entitled, based on the Average ICE Stock Price.

Financing of the Merger

ICE expects to fund the Cash Consideration for the Merger with a combination of available cash and permanent financing. The receipt of financing by ICE is not a condition to ICE’s obligations to complete the Merger.

Treatment of BKI Equity Awards

At the Effective Time, each outstanding BKI restricted stock award (each, a “BKI Restricted Stock Award”) granted pursuant to BKI’s Amended and Restated 2015 Omnibus Incentive Plan that was granted (i) prior to the date of the Merger Agreement and is subject to an award agreement that provides for full accelerated vesting upon a change in control or (ii) to a non-employee director will accelerate and vest in full (with any applicable “performance restriction” deemed satisfied) and be entitled to receive the Merger Consideration. Each other outstanding BKI Restricted Stock Award will be assumed and converted into a restricted share of ICE Common Stock based on the Exchange Ratio with the same terms and conditions previously applicable to the BKI Restricted Stock Award, except that each “performance restriction” will be deemed satisfied. In the event of a termination of the holder’s employment by the employer other than for cause or by the holder for good reason following the Effective Time, such converted BKI restricted stock awards will vest in accordance with their terms. In addition, at the Effective Time, each outstanding time-based restricted stock unit award in respect of a share of BKI Common Stock (each, a “BKI RSU Award”) granted pursuant to BKI’s Amended and Restated 2015 Omnibus Incentive Plan will accelerate and vest in full and be deemed settled for a number of shares of BKI Common Stock equal to the amount of shares underlying the BKI RSU Award, which will be converted into the right to receive the Merger Consideration.

No later than immediately prior to the Effective Time, all accumulated participant contributions under BKI’s Employee Stock Purchase Plan (the “BKI ESPP”) will be used to purchase shares of BKI Common Stock, with any such shares cancelled at the Effective Time and converted into the right to receive the Merger Consideration. Any participant contributions insufficient to purchase one whole share of BKI Common Stock immediately prior to the Effective Time, as well as any matching credits that would be allocated to each participant’s account assuming that the participant had remained an eligible person through each matching date for each applicable quarter end prior to the Effective Time, will be distributed to the participant in cash following the Effective Time. The BKI ESPP will terminate at the Effective Time.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to customary conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of BKI Common Stock entitled to vote thereon (the “BKI Stockholder Approval”), (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the absence of any law, injunction, order or other judgment, in each case whether temporary, preliminary or permanent, that restrains, enjoins or otherwise prohibits the consummation of the Merger (a “Restraint”), (iv) the effectiveness of the registration statement on Form S-4 to register the shares of ICE Common Stock to be issued pursuant to the Merger Agreement, (v) authorization for listing on the New York Stock Exchange of the shares of ICE Common Stock to be issued in the Merger, (vi) compliance by ICE and BKI in all material respects with their respective obligations under the Merger Agreement and (vii) subject in most cases to exceptions that do not rise to the level of a Material Adverse Effect or a Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable, the accuracy of representations and warranties made by BKI and ICE, respectively. The respective obligations of BKI and ICE to consummate the Merger are also subject to there not having occurred since the date of the Merger Agreement an event that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or a Material Adverse Effect, respectively.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both BKI and ICE with respect to each party and its businesses. The Merger Agreement also contains customary covenants, including covenants by BKI, subject to certain exceptions, during the interim period between the execution of the Merger Agreement and the consummation of the Merger, to use reasonable best efforts to carry on its business in the ordinary course and, to the extent consistent therewith, use reasonable best efforts to preserve substantially intact its current business organizations, to keep available the services of its current officers and employees and to preserve its relationships with significant customers, suppliers, licensors, licensees, distributors, lessors and others having significant business dealings with it.

Under the Merger Agreement, each of BKI and ICE has agreed to use its respective reasonable best efforts to cause the transactions contemplated by the Merger Agreement to be consummated as soon as practicable, including in connection with obtaining all consents required to be obtained from any governmental authority or third party that are necessary, proper or advisable to consummate the Merger. ICE has also agreed to use its reasonable best efforts to take promptly any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under U.S. antitrust laws so as to enable the parties to the Merger Agreement to close the Merger as soon as practicable. However, ICE is not obligated to agree to any structural or behavioral remedy required by any governmental authority.

Non-Solicitation; Intervening Events

Subject to certain exceptions, BKI has agreed not to solicit alternative takeover proposals, engage in discussions with third parties regarding alternative takeover proposals or change its recommendation to its stockholders in favor of the Merger.

In the event BKI receives an unsolicited takeover proposal from a third party prior to obtaining the BKI Stockholder Approval and BKI’s Board of Directors determines in good faith that the takeover proposal constitutes, or would reasonably be expected to result in, a Superior Proposal (as defined in the Merger Agreement), BKI may provide information to, and engage in discussions and negotiations with, the person making the takeover proposal.

Prior to obtaining the BKI Stockholder Approval, the Board of Directors of BKI has the right, in connection with (i) the receipt of a Superior Proposal or (ii) an Intervening Event (as defined in the Merger Agreement), to change its recommendation in favor of the Merger or, in the case of a Superior Proposal, to terminate the Merger Agreement, in each case, subject to complying with notice requirements and other specified conditions (including giving ICE the opportunity to propose changes to the Merger Agreement in response to such Superior Proposal or Intervening Event, as applicable), if the Board of Directors of BKI determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Termination; Termination Fees

The Merger Agreement may be terminated by BKI and ICE by mutual agreement. In addition, either party may terminate the Merger Agreement if, among other things, (i) the Merger has not been consummated on or before May 4, 2023, subject to two automatic extensions of three months each, to August 4, 2023 and to November 4, 2023, respectively, if U.S. antitrust clearance (or a related Restraint) remains outstanding and all other conditions to closing are satisfied (or in the case of conditions that by their terms are to be satisfied at the closing, are capable of being satisfied if the closing were to occur on such date) at each extension date (the “Outside Date”), (ii) any applicable Restraint permanently prohibits the Merger and has become final and nonappealable, (iii) the BKI Stockholder Approval has not been obtained at a duly convened meeting of BKI’s stockholders held to consider the adoption of the Merger Agreement at which a vote on the Merger Agreement is taken, or (iv) the other party is in breach of the Merger Agreement in a manner that would result in a failure of an applicable closing condition and such breach cannot be cured prior to the Outside Date or has not been cured within 30 days after notice to the other party of such breach. In addition, prior to receipt of the BKI Stockholder Approval, each party has additional termination rights specified in the Merger Agreement, including the right for BKI to terminate the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal.

The Merger Agreement provides for the payment of a termination fee upon termination of the Merger Agreement under certain specified circumstances. BKI will be obligated to pay ICE a termination fee of $398 million if (i) BKI terminates the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, (ii) ICE terminates the Merger Agreement in the event that BKI’s Board of Directors changes its recommendation to its stockholders in favor of the Merger or does not hold a meeting of its stockholders to approve the Merger Agreement in material breach of its obligations under the Merger Agreement; or (iii) the Merger Agreement is terminated in certain circumstances following the public announcement of a competing takeover proposal and prior to receipt of the BKI Stockholder Approval, and within 12 months of termination BKI enters into a definitive agreement to consummate (or consummates) the transactions proposed by any takeover proposal. ICE will be obligated to pay BKI a termination fee of $725 million if (i) the Merger Agreement is terminated by BKI or ICE upon the occurrence of the Outside Date, and at the time of termination the conditions to closing (other than those relating to the receipt of U.S. antitrust approval, and the absence of any Restraint relating to a U.S. antitrust law) in favor of ICE have been satisfied or waived (or in the case of conditions that by their terms are to be satisfied at the closing, are capable of being satisfied if the closing were to occur on such date), other than those conditions the failure of which to be satisfied is primarily attributable to a breach by ICE or Sub of their representations, warranties, covenants or agreements contained in the Merger Agreement; or (ii) the Merger Agreement is terminated because any Restraint relating to a U.S. antitrust law has become final and non-appealable.

In addition, if the Merger Agreement is terminated because BKI’s stockholders fail to approve the adoption of the Merger Agreement at a duly convened meeting of BKI’s stockholders held for that purpose, BKI will be required to reimburse ICE for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the Merger Agreement and the Merger in an amount not to exceed $40 million.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included to provide BKI stockholders, ICE stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about BKI or ICE. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by BKI stockholders, ICE stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by BKI stockholders, ICE stockholders or other security holders. BKI stockholders, ICE stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to BKI stockholders’ right to receive payment of the Merger Consideration, any dividends or other distributions payable pursuant to the Merger Agreement, and cash in lieu of any fractional shares payable pursuant to the Merger Agreement, and the right of holders of BKI equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of BKI, ICE or Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in BKI’s or ICE’s public disclosures. BKI acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, ICE, BKI, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of ICE and BKI make with the Securities and Exchange Commission (the “SEC”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of May 4, 2022, among Intercontinental Exchange, Inc., Sand Merger Sub Corporation and Black Knight, Inc.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. BKI agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that BKI may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about BKI’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of BKI by ICE (the “Transaction”), including future financial and operating results, BKI’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in BKI’s and ICE’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of BKI or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against BKI or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect BKI or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BKI and ICE operate; the ability to promptly and effectively integrate the businesses of BKI with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of BKI’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on BKI’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause BKI’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm BKI’s or ICE’s results.

All forward-looking statements attributable to BKI or ICE, or persons acting on BKI’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and BKI and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If BKI or ICE update one or more forward-looking statements, no inference should be drawn that BKI or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding BKI, ICE and factors which could affect the forward-looking statements contained herein can be found in BKI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, ICE will file with the SEC a Registration Statement on Form S-4 to register the shares of ICE Common Stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of BKI that also constitutes a prospectus of ICE. The definitive proxy statement/prospectus will be sent to the stockholders of BKI seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BKI, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by BKI or ICE through the website maintained by the SEC at http://www.sec.gov or from BKI at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by BKI will be available free of charge by accessing BKI’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials – SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.ice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

BKI, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BKI in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of BKI and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of BKI in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about BKI, the directors and executive officers of BKI and their ownership of BKI Common Stock is also set forth in the definitive proxy statement for BKI’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by BKI with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE Common Stock can also be found in ICE’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK KNIGHT, INC.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: Executive Vice President and Chief Financial Officer

Dated: May 5, 2022